Exhibit 99.2

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, $0.01 par value per share, of Braemar Hotels & Resorts Inc., a Maryland corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Babak Ghassemieh

By:	/s/ Babak Ghassemieh
Babak Ghassemieh
Date:	08/27/2025

Fred Ghassemieh

By:	/s/ Fred Ghassemieh
Fred Ghassemieh
Date:	08/27/2025

Alex Ghassemieh

By:	/s/ Alex Ghassemieh
Alex Ghassemieh
Date:	08/27/2025

Fataneh Ghassemieh

By:	/s/ Fataneh Ghassemieh
Fataneh Ghassemieh
Date:	08/27/2025

Ali Afshari

By:	/s/ Ali Afshari
Ali Afshari
Date:	08/27/2025

Mahyar Amirsaleh

By:	/s/ Mahyar Amirsaleh
Mahyar Amirsaleh
Date:	08/27/2025

Lillian Ghassemieh

By:	/s/ Lillian Ghassemieh
Lillian Ghassemieh
Date:	08/27/2025

Kambiz Ghassemieh

By:	/s/ Kambiz Ghassemieh
Kambiz Ghassemieh
Date:	08/27/2025

Mahvash Ehsani

By:	/s/ Mahvash Ehsani
Mahvash Ehsani
Date:	08/27/2025

Jennifer Gareis

By:	/s/ Jennifer Gareis
Jennifer Gareis
Date:	08/27/2025

Christina Matthias

By:	/s/ Christina Matthias
Christina Matthias
Date:	08/27/2025

Eric Ghassemieh

By:	/s/ Eric Ghassemieh
Eric Ghassemieh
Date:	08/27/2025

Gavin Ghassemieh

By:	/s/ Jennifer Gareis
Jennifer Gareis, on behalf of minor child Gavin Ghassemieh
Date:	08/27/2025

Sophia Ghassemieh

By:	/s/ Jennifer Gareis
Jennifer Gareis, on behalf of minor child Sophia Ghassemieh
Date:	08/27/2025

Lewis Stanton

By:	/s/ Lewis Stanton
Lewis Stanton
Date:	08/27/2025

Farhad Ghassemieh

By:	/s/ Farhad Ghassemieh
Farhad Ghassemieh
Date:	08/27/2025

Cyrus Amirsaleh

By:	/s/ Cyrus Amirsaleh
Cyrus Amirsaleh
Date:	08/27/2025

Fred Ghassemieh Children’s Trust

By:	/s/ Fred Ghassemieh
Fred Ghassemieh, Trustee
Date:	08/27/2025

Feridoon Ghassemieh Descendant’s Trust

By:	/s/ Fred Ghassemieh
Fred Ghassemieh, Trustee
Date:	08/27/2025

Trust FBO Feridoon Ghassemieh

By:	/s/ Farhad Ghassemieh
Farhad Ghassemieh, Trustee
Date:	08/27/2025

Trust FBO Alex Ghassemieh

By:	/s/ Lewis Stanton
Lewis Stanton, Trustee
Date:	08/27/2025

Bob Ghassemieh 2021 Children’s Trust

By:	/s/ Babak Ghassemieh
Babak Ghassemieh, Trustee
Date:	08/27/2025

Lillian Ghassemieh 2021 Children’s Trust

By:	/s/ Babak Ghassemieh
Babak Ghassemieh, Trustee
Date:	08/27/2025

Trust FBO Firouzeh Ghassemieh

By:	/s/ Farhad Ghassemieh
Farhad Ghassemieh, Trustee
Date:	08/27/2025

Alpine Lake Partners, LP

By:	/s/ Cyrus Amirsaleh
Cyrus Amirsaleh, Manager
Date:	08/27/2025

BL PCH LLC

By:	/s/ Babak Ghassemieh
Babak Ghassemieh, Manager
Date:	08/27/2025

Pacific SHG Ventures, LLC

By:	/s/ Alex Ghassemieh
Alex Ghassemieh, Manager
Date:	08/27/2025

Morning View Hotels BH I, LLC

By:	/s/ Babak Ghassemieh
Babak Ghassemieh, Manager
Date:	08/27/2025

Palm Lake GP, LLC

By:	/s/ Cyrus Amirsaleh
Cyrus Amirsaleh, Manager
Date:	08/27/2025